Exhibit 10.11
AMENDMENT NO. 1 TO
REGISTRATION RIGHTS AGREEMENT
This Amendment No. 1 (this “Amendment”), effective as of October 29, 2021, is made to that certain Registration Rights Agreement, dated as of May 2, 2021 (this “Agreement”), by and among Privia Health Group, Inc., a Delaware corporation (the “Company”), Brighton Health Group Holdings, LLC, and the parties listed on Schedule I thereto.
W I T N E S S E T H:
WHEREAS, the Company desires to revise Schedule I to the Agreement.
WHEREAS, Section 3.08 permits the Company and the requisite number of holders specified therein to amend the Agreement.
NOW, THEREFORE, the Agreement is hereby amended as follows:
I. Amendment. Schedule I to the Agreement is amended by the addition of the following text:
“14. Thomas Bartrum
15. David Mountcastle”
II. No Other Modification. Except as modified and amended herein, all other terms and provisions of the Agreement will remain in full force and effect.
III. Joinder. By executing this Amendment, each of Thomas Bartrum and David Mountcastle hereby agree, severally and not jointly, to become a party to, to be bound by, and to comply with the provisions of the Agreement as a Holder in the same manner as if each were an original signatory to the Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

PRIVIA HEALTH GROUP, INC.
By:	/s/ Thomas Bartrum
Name: Thomas Bartrum
Title: General Counsel
[Signature Page to Registration Rights Agreement]

BROAD STREET PRINCIPAL INVESTMENTS, L.L.C.
By:	/s/ William Y. Eng
Name: William Y. Eng
Title: Vice President

MBD 2013 HOLDINGS, L.P. BY: MBD ADVISORS, L.L.C., ITS GENERAL PARTNER
By:	/s/ William Y. Eng
Name: William Y. Eng
Title: Vice President

BRIDGE STREET 2013 HOLDINGS, L.P. BY: BRIDGE STREET OPPORTUNITY ADVISORS, L.L.C., ITS GENERAL PARTNER
By:	/s/ William Y. Eng
Name: William Y. Eng
Title: Vice President
[Signature Page to Registration Rights Agreement]

PAMPLONA CAPITAL PARTNERS III, L.P. By: Pamplona Equity Advisors III Ltd., its general partner
By:	/s/ Wade Kenney
Name: Wade Kenney
Title: Director

[Signature Page to Registration Rights Agreement]

/s/ Jeffrey B. Butler
Jeffrey B. Butler

[Signature Page to Registration Rights Agreement]

NATIONAL INVESTMENT GROUP, INC.
By:	/s/ Robert Haft
Name: Robert Haft,
Title: Manager

[Signature Page to Registration Rights Agreement]

HEP PRIVIA INVESTORS, LLC
By:	/s/ David P. Tamburri
Name: David P. Tamburri
Title: President & Secretary

[Signature Page to Registration Rights Agreement]

BRIGHTON FAMILY, LLC
By:	/s/ William M. Sullivan
Name: William M. Sullivan
Title: Managing Member

[Signature Page to Registration Rights Agreement]

/s/ David Rothenberg
David Rothenberg

[Signature Page to Registration Rights Agreement]

CHP III, L.P.
By:	CHP III Management, LLC, its general partner

By: /s/ John J. Park
Name: John J. Park
Title: Managing Member

Address for Notices: Cardinal Partners 230 Nassau Street Princeton, NJ 08542 Attn: John Park Email: johnpark@cardinalpartners.com

[Signature Page to Registration Rights Agreement]

SOUTH BEDFORD COMPANY LLC
By:	/s/ Scott Hayworth
Name: Scott Hayworth, MD
Title: Managing Director, South Bedford Company

Address for Notices: 90 South Bedford Rd. Mount Kisco, NY 10549
[Signature Page to Registration Rights Agreement]

By:	/s/ Shawn Morris
Name: Shawn Morris

                        Address for Notices:

By:	/s/ Parth Mehrotra
Name: Parth Mehrotra

Address for Notices:

[Signature Page to Registration Rights Agreement]

/s/ Thomas Bartrum
Thomas Bartrum

[Signature Page to Registration Rights Agreement]

/s/ David Mountcastle
David Mountcastle

[Signature Page to Registration Rights Agreement]